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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 25, 2004
(Date of earliest event reported)

Evergreen Resources, Inc.
(Exact name of registrant as specified in charter)

Colorado	0-13171	84-0834147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 17th Street, Suite 1200
Denver, Colorado 80202
(Address of principal executive offices)
(Zip code)

(303) 298-8100
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On February 25, 2004, Evergreen Resources, Inc. issued a press release regarding its intention to offer, subject to market and other conditions, $200 million of senior subordinated notes due 2012 in a private placement. A copy of this press release is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release dated February 25, 2004

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen Resources, Inc.
By:	/s/ KEVIN R. COLLINS Kevin R. Collins Executive Vice President—Finance, Chief Financial Officer, Secretary and Treasurer

Date: February 25, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 25, 2004

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX